UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2010

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15TH Floor, Salt Lake City, Utah	84133
(Address of Principal Executive Office)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 19, 2010, Zions Bancorporation (the “Company”) issued a press release announcing, among other things, an increase of the maximum aggregate offering sales price of the shares of the Company’s common stock, no par value (the “Shares”), to be sold pursuant to its previously announced Equity Distribution Agreements, dated March 1, 2010, with each of Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (the “Equity Distribution Agreements”), and, in connection with this increase, filed a supplement to its previously filed prospectus supplements, relating to the offer and sale from time to time of the Shares, and the prospectus included in its existing automatic shelf registration statement on file with the Securities and Exchange Commission (the “Commission”).

The Shares will be sold pursuant to the Equity Distribution Agreements, each as amended by an Amendment No. 1 to such Equity Distribution Agreement (collectively, the “Amendments”). The purpose of the Amendments was to increase the maximum aggregate offering sales price of the Shares that may be offered and sold pursuant to the Equity Distribution Agreements from $250,000,000 to $425,000,000. At May 19, 2010, we can sell from time to time through Deutsche Bank Securities Inc. and Goldman, Sachs & Co. up to an additional $300,000,039.24 in aggregate offering sales price of Shares under the Equity Distribution Agreements, as amended by the Amendments. Further details regarding the terms of the Equity Distribution Agreements are set forth in the Company’s Current Report on Form 8-K that was filed with the Commission on March 1, 2010, which is incorporated herein by reference. The Amendments are filed as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Concurrently, the Company issued a press release announcing the launch of a registered offering of warrants to acquire additional shares of the Company’s common stock (the “Warrants”) for aggregate gross proceeds of $150,000,000. The Company intends to grant the underwriters a 30-day option to purchase up to an additional amount of warrants for aggregate gross proceeds of $10 million to cover over-allotments, if any. The Shares and the Warrants will be issued pursuant to the Company’s Registration Statement on Form S-3 (No. 333-158319) previously filed by the Company with the Commission. The offering of the Warrants, together with the increase in our equity distribution program, is part of several steps, or capital actions, that we are taking in the second quarter to preserve and augment our regulatory capital ratios and financial flexibility. Further details regarding these capital actions are set forth in the Company’s press releases, filed as Exhibit 99.3 and Exhibit 99.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Zions Bancorporation hereby incorporates Exhibits 5.1, 23.1 and 99.5 into the Company’s Registration Statement on Form S-3 (No. 333-158319) previously filed by the Company with the Commission.

Exhibit No.	Description

5.1	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Callister Nebeker & McCullough (included in Exhibit 5.1).

99.1	Amendment No. 1, dated May 19, 2010, to Equity Distribution Agreement, dated March 1, 2010, between Zions Bancorporation and Goldman, Sachs & Co.

99.2	Amendment No. 1, dated May 19, 2010, to Equity Distribution Agreement, dated March 1, 2010, between Zions Bancorporation and Deutsche Bank Securities Inc.

99.3	Zions Bancorporation Press Release dated May 19, 2010 (relating to certain capital actions).

99.4	Zions Bancorporation Press Release dated May 19, 2010 (relating to the offering of Warrants).

99.5	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-158319).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: May 19, 2010	By:	/s/ Thomas E. Laursen
		Name:	Thomas E. Laursen
		Title:	Executive Vice President and General Counsel

Exhibit No.	Description

5.1	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Callister Nebeker & McCullough (included in Exhibit 5.1).

99.1	Amendment No. 1, dated May 19, 2010, to Equity Distribution Agreement, dated March 1, 2010, between Zions Bancorporation and Goldman, Sachs & Co.

99.2	Amendment No. 1, dated May 19, 2010, to Equity Distribution Agreement, dated March 1, 2010, between Zions Bancorporation and Deutsche Bank Securities Inc.

99.3	Zions Bancorporation Press Release dated May 19, 2010 (relating to certain capital actions).

99.4	Zions Bancorporation Press Release dated May 19, 2010 (relating to the offering of Warrants).

99.5	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-158319).